Exhibit 99.1

Press Release

Applied Micro Circuits Corporation Reports Second Quarter Fiscal 2015 Financial Results

SUNNYVALE, Calif., October 28, 2014 (GLOBE NEWSWIRE) - Applied Micro Circuits Corporation (Nasdaq: AMCC) (“AppliedMicro”) today reported its financial results for the second quarter of fiscal 2015, ended September 30, 2014.

•	Consolidated net revenue of $40.9 million

•	GAAP net loss of $11.7 million or $0.15 per share

•	Non-GAAP net loss of $5.0 million or $0.06 per share

Commenting on AppliedMicro’s second quarter operations, Dr. Paramesh Gopi, President and Chief Executive Officer, said, “Following a very robust June quarter, our Connectivity business was impacted by weak service provider order patterns. We view this difficult environment as transitory.” Dr. Gopi continued, “We are very pleased with our ARM 64-bit processor success with strong sequential X-GeneTM revenue growth and our HeliXTM family product launch.”

AppliedMicro provides non-GAAP results as additional information relating to its financial condition and business trends. This information should be considered in conjunction with corresponding GAAP measures. A reconciliation between GAAP and non-GAAP financial results is provided in the financial tables section of this press release.

Conference Call and Webcast
Management will host a conference call and simultaneous webcast to discuss second quarter results and business and financial outlook today, October 28, 2014, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

DAIL-IN:	(877) 415-3182
(857) 244-7325

PASSCODE:	76367505

WEBCAST:	Investor Relations section of the Company’s website at www.apm.com

A replay of the call will be available starting around 6:00 p.m. Pacific Time / 9:00 p.m. Eastern Time and can be accessed by dialing 888-286-8010 or 617-801-6888 and using the access code 15365763. The replay will be available through November 4, 2014.

About AppliedMicro
Applied Micro Circuits Corporation is a global leader in computing and connectivity solutions for next-generation cloud infrastructure and data centers. AppliedMicro delivers silicon solutions that dramatically lower total cost of ownership. Corporate headquarters are located in Sunnyvale, California. www.apm.com.

(C) Copyright 2014, Applied Micro Circuits Corporation. AppliedMicro, X-Gene, X-Weave, HeliX, Server on a Chip, Cloud Processor and Cloud Server are trademarks or registered trademarks of Applied Micro Circuits Corporation. All other product or service names are the property of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that reflect the Company's current views and expectations with respect to future events and financial performance, including statements regarding the Company's strategic focus; product cycles; new product development, commercialization and customer acceptance; the development of the X-Gene™ ecosystem; the anticipated performance of the Company’s base business included the expected duration of weakness in service provider order patterns; and future revenues, expenses and liquidity. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company's products, successful and timely development of products, an evolving competitive landscape, rapid technological change, increased supplier lead times and other supply chain constraints, the businesses and budgeting decisions of the Company's major customers, reductions, rescheduling or cancellation of orders by the Company's customers, successful management of key service providers and recently acquired businesses, market acceptance of new products, legal and regulatory developments, and general economic conditions, and do not take into account any restructuring or related activities that the Company may undertake. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the Company's Annual Report on Form 10-K for the year ended March 31, 2014, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and its other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

CONTACT:

Investor Relations Contact:
Traci Tsuchiguchi
Phone: (408) 542-8353
E-Mail: ttsuchiguchi@apm.com

Media Contact:
Mike Major
Phone: (408) 542-8831
E-mail: mmajor@apm.com

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)
	June 30, 2014	March 31, 2014
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$89,518	$106,583
Accounts receivable, net	17,881	25,178
Inventories	17,592	18,946
Other current assets	13,670	16,799
Total current assets	138,661	167,506
Property and equipment, net	20,783	20,746
Goodwill	11,425	11,425
Purchased intangibles, net	—	105
Other assets	4,278	7,754
Total assets	$175,147	$207,536
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$11,576	$26,194
Other current liabilities	23,237	28,961
Total current liabilities	34,813	55,155
Non-current liabilities:
Veloce accrued liability	3,707	3,145
Stockholders' equity	136,627	149,236
Total liabilities and stockholders' equity	$175,147	$207,536

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)
	Three Months Ended			Six Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net revenues	$40,945	$50,272	$55,387	$91,217	$109,535
Cost of revenues	17,716	20,257	21,397	37,973	43,739
Gross profit	23,229	30,015	33,990	53,244	65,796
Operating expenses:
Research and development	24,711	33,205	56,550	57,916	91,056
Selling, general and administrative	7,919	9,058	9,146	16,977	18,672
Amortization of purchased intangible assets	42	62	62	104	192
Restructuring	(110)	1,211	999	1,101	1,092
Gain on sale of T-Pack	—	—	—	—	(19,699)
Total operating expenses	32,562	43,536	66,757	76,098	91,313
Operating loss	(9,333)	(13,521)	(32,767)	(22,854)	(25,517)
Interest and other (expense) income, net	(2,112)	315	576	(1,797)	4,371
Loss before income taxes	(11,445)	(13,206)	(32,191)	(24,651)	(21,146)
Income tax expense (benefit)	272	(141)	192	131	380
Net loss	$(11,717)	$(13,065)	$(32,383)	$(24,782)	(21,526)
Basic and diluted net loss per share:	$(0.15)	$(0.17)	$(0.45)	$(0.32)	$(0.30)
Shares used in calculating basic and diluted net loss per share	78,487	77,916	72,610	78,202	70,985

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET (LOSS) INCOME
(in thousands, except per share data)
(unaudited)
	Three Months Ended			Six Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
GAAP net loss	$(11,717)	$(13,065)	$(32,383)	$(24,782)	$(21,526)
Adjustments:
Stock-based compensation charges	4,230	5,216	3,834	9,446	7,548
Amortization of purchased intangible assets	42	62	62	104	358
Veloce acquisition consideration	—	7,140	30,484	7,140	39,739
Restructuring	(110)	1,211	999	1,101	1,092
Impairment of a strategic investment	2,500	—	—	2,500	—
Gain on sale of TPack	—	—	—	—	(19,699)
Reversals of impairment charges upon sales of marketable securities	(11)	(18)	(940)	(29)	(3,959)
Income tax effect of non-GAAP adjustments	22	(391)	(46)	(369)	(108)
Total GAAP to Non-GAAP adjustments	6,673	13,220	34,393	19,893	24,971
Non-GAAP net (loss) income	$(5,044)	$155	$2,010	$(4,889)	$3,445
Diluted non-GAAP (loss) income per share	$(0.06)	$0.00	$0.03	$(0.06)	$0.05
Shares used in calculating diluted non-GAAP (loss) income per share	78,487	79,082	74,301	78,202	72,268
Net (loss) income per share:
GAAP loss per share	$(0.15)	$(0.17)	$(0.45)	$(0.32)	$(0.30)
GAAP to non-GAAP adjustments	0.09	0.17	0.48	0.26	0.35
Non-GAAP (loss) income per share	$(0.06)	$0.00	$0.03	$(0.06)	$0.05
Reconciliation of shares used in calculating non-GAAP (loss) income per share:
Shares used in calculating the basic loss per share	78,487	77,916	72,610	78,202	70,985
Adjustment for dilutive securities	—	1,166	1,691	—	1,283
Shares used in calculating diluted non-GAAP (loss) income per share	78,487	79,082	74,301	78,202	72,268

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(in thousands)
(unaudited)
The following schedule reconciles selected line items on the condensed consolidated statements of operations from the GAAP basis to the non-GAAP basis:
	Three Months Ended			Six Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
GROSS PROFIT:
GAAP gross profit	$23,229	$30,015	$33,990	$53,244	$65,796
Amortization of purchased intangible assets	—	—	—	—	166
Stock-based compensation expense	102	47	125	149	223
Non-GAAP gross profit	$23,331	$30,062	$34,115	$53,393	$66,185
OPERATING EXPENSES:
GAAP operating expenses	$32,562	$43,536	$66,757	$76,098	$91,313
Stock-based compensation expense	(4,128)	(5,169)	(3,709)	(9,297)	(7,325)
Amortization of purchased intangible assets	(42)	(62)	(62)	(104)	(192)
Veloce acquisition consideration	—	(7,140)	(30,484)	(7,140)	(39,739)
Gain on sale of building	—	—	—	—	19,699
Restructuring	110	(1,211)	(999)	(1,101)	(1,092)
Non-GAAP operating expenses	$28,502	$29,954	$31,503	$58,456	$62,664
INTEREST AND OTHER (EXPENSE) INCOME, NET
GAAP interest and other (expense) income, net	$(2,112)	$315	$576	$(1,797)	$4,371
Impairment of a strategic investment	2,500	—	—	2,500	—
Reversals of impairment charges upon sales of marketable securities	(11)	(18)	(940)	(29)	(3,959)
Non-GAAP interest and other (expense) income, net	$377	$297	$(364)	$674	$412
INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$272	$(141)	$192	$131	$380
Income tax adjustment	(22)	391	46	369	108
Non-GAAP income tax expense	$250	$250	$238	$500	$488
RESEARCH AND DEVELOPMENT :
GAAP research and development	$24,711	$33,205	$56,550	$57,916	$91,056
Stock-based compensation expense	(2,776)	(3,271)	(1,524)	(6,047)	(3,341)
Veloce acquisition consideration	—	(7,140)	(30,484)	(7,140)	(39,739)
Non-GAAP research and development	$21,935	$22,794	$24,542	$44,729	$47,976
SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$7,919	$9,058	$9,146	$16,977	$18,672
Stock-based compensation expense	(1,352)	(1,898)	(2,185)	(3,250)	(3,984)
Non-GAAP selling, general and administrative	$6,567	$7,160	$6,961	$13,727	$14,688

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)
	Three Months Ended			Six Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operating activities:
Net loss	$(11,717)	$(13,065)	$(32,384)	$(24,782)	$(21,526)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation	2,227	2,174	2,659	4,401	5,283
Amortization of purchased intangibles	42	62	62	104	358
Stock-based compensation expense	4,230	5,216	3,834	9,446	7,548
Veloce acquisition consideration	—	7,140	30,484	7,140	39,739
Tax effect on other comprehensive loss	110	(194)	—	(84)	—
Non-cash restructuring charges	—	—	272	—	298
Gain on sale of TPack	—	—	—	—	(19,699)
Loss on disposals of property and equipment	6	16	30	22	27
Impairment of a strategic investment	2,500	—	—	2,500	—
Changes in operating assets and liabilities:
Accounts receivable	5,051	2,246	2,108	7,297	(2,366)
Inventories	3,079	(1,745)	(80)	1,334	105
Other assets	(1,241)	1,994	(1,757)	753	(159)
Accounts payable	(5,741)	(6,163)	(1,257)	(11,904)	(1,943)
Accrued payroll and other accrued liabilities	(4,252)	1,663	(2,339)	(2,589)	1,810
Veloce accrued liability	(1,116)	(6,383)	(19,258)	(7,499)	(44,240)
Deferred revenue	(668)	502	79	(166)	(594)
Net cash used for operating activities	(7,490)	(6,537)	(17,547)	(14,027)	(35,359)
Investing activities:
Proceeds from sales and maturities of short-term investments	1,238	682	7,118	1,920	21,303
Purchases of short-term investments	(749)	(1,320)	(5,816)	(2,069)	(8,177)
Proceeds from sale of TPack, net	—	3,353	—	3,353	29,498
Proceeds from sale of property and equipment	1	—	20	1	20
Purchase of property and equipment	(2,756)	(4,544)	(1,744)	(7,300)	(2,023)
Proceeds from sale of strategic equity investment	—	—	1,286	—	1,286
Net cash (used for) provided by investing activities	(2,266)	(1,829)	864	(4,095)	41,907
Financing activities:
Proceeds from issuances of common stock	1,757	106	6,765	1,863	6,936
Funding of restricted stock units withheld for taxes	(322)	(924)	(1,697)	(1,246)	(4,079)
Other	—	(88)	(150)	(88)	(562)
Net cash provided by (used for) financing activities	1,435	(906)	4,918	529	2,295
Net (decrease) increase in cash and cash equivalents	(8,321)	(9,272)	(11,765)	(17,593)	8,843
Cash and cash equivalents at the beginning of the period	62,267	71,539	39,673	71,539	19,065
Cash and cash equivalents at the end of the period	$53,946	$62,267	$27,908	$53,946	$27,908